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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2013

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

As previously reported, on December 31, 2012, Advance Auto Parts, Inc. (the “Company”) completed the acquisition of B.W.P. Distributors, Inc. ("BWP") and several of its affiliated subsidiaries. Subsequent to December 31, 2012, the Company merged all of the acquired affiliated subsidiaries into BWP.

In a subsequent filing, the Company intends to add BWP as a Subsidiary Guarantor to its Facility and its Notes (as defined in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2012 on file with the Securities and Exchange Commission.) The Company is therefore filing this Current Report on Form 8-K to comply with the requirements of Rule 3-10(g) of Regulation S-X by incorporating by reference the required financial statements for BWP into the Company's registration statement on Form S-3 (No. 333-166291).

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Audited Carve-Out Combined Financial Statements of B.W.P. Distributors, Inc. and Affiliates for the year ended October 25, 2012, together with the accompanying Report of Independent Registered Public Accounting Firm, are set forth in Exhibit 99.1.

(d) Exhibits.

Exhibit Number

99.1	Combined Financial Report of B.W.P. Distributors, Inc. and Affiliates for the year ended October 25, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: April 19, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
99.1	Combined Financial Report of B.W.P. Distributors, Inc. and Affiliates for the year ended October 25, 2012